EXHIBIT 21.1


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                          PERIOD ENDING APRIL 30, 2001


The information which is required to be prepared with respect to the Payment Date of May 21, 2001, and with respect to the performance of the Trust during the period of April 1, 2001 through April 30, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

  I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
            Class A Noteholder ..................................................................           $               -
                                                                                                            ------------------
         2. The amount of distribution in respect to principal payment to the
            Class B Noteholder ..................................................................           $               -
                                                                                                            ------------------
         3. The amount of distribution in respect to principal payment to the
            Class C Noteholder ..................................................................           $               -
                                                                                                            ------------------
         4. The amount of distribution in respect to principal payment to the
            Class D Noteholder ..................................................................           $               -
                                                                                                            ------------------
 II. Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly
            Interest ............................................................................           $         4.49500
                                                                                                            ------------------
         2. The amount of distribution in respect to the Class B Monthly
            Interest ............................................................................           $         4.82222
                                                                                                            ------------------
         3. The amount of distribution in respect to the Class C Monthly
            Interest ............................................................................           $         5.42500
                                                                                                            ------------------
         4. The amount of distribution in respect to the Class D Monthly
            Interest ............................................................................           $         6.93194
                                                                                                            ------------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A
            Noteholder ..........................................................................           $         4.49500
                                                                                                            ------------------
         2. The total amount of distribution in respect to the Class B
            Noteholder ..........................................................................           $         4.82222
                                                                                                            ------------------
         3. The total amount of distribution in respect to the Class C
            Noteholder ..........................................................................           $         5.42500
                                                                                                            ------------------
         4. The total amount of distribution in respect to the Class D
            Noteholder ..........................................................................           $         6.93194
                                                                                                            ------------------
 IV. Information regarding the performance of the Advanta Business Card Master
     Trust

         1. The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date ......................           $  297,407,469.35
                                                                                                            ------------------
         2. The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period preceding
            such Payment Date ...................................................................           $   35,862,988.57
                                                                                                            ------------------

         3. Recoveries for the preceding Monthly Period .........................................           $      586,893.56
                                                                                                            ------------------

         4. The Defaulted Amount for the preceding Monthly Period ...............................           $   11,366,051.27
                                                                                                            ------------------
         5. The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period ...........................................           $1,702,202,124.66
                                                                                                            ------------------
         6. The total amount of Principal Receivables in the trust as of the
            last day of the preceding Monthly Period ............................................           $1,757,271,514.58
                                                                                                            ------------------

         7. The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period ........................           $   35,791,287.14
                                                                                                            ------------------
         8. The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period ......................           $1,466,818,063.00
                                                                                                            ------------------
         9. The Transferor Interest as of the last day of the preceding Monthly
            Period ..............................................................................           $  290,453,451.58
                                                                                                            ------------------
         10. The Transferor Percentage as of the last day of the preceding
             Monthly Period .....................................................................                       16.53%
                                                                                                            ------------------
         11. The Required Transferor Percentage .................................................                        7.00%
                                                                                                            ------------------
         12. The monthly principal payment rate for the preceding Monthly Period ................                      17.472%
                                                                                                            ------------------
         13. The balance in the Excess Funding Account as of the last day of the
             preceding Monthly Period ...........................................................           $               -
                                                                                                            ------------------
         14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
             Period preceding such Payment Date:


                                                                      Percentage               Aggregate
                                                                       of Total                 Account
                                                                      Receivables               Balance
                                                                      -----------               -------
                 (a) Delinquent between 30 days and 59 days              1.753%              $31,428,086.77
                 (b) Delinquent between 60 days and 89 days              1.141%              $20,461,940.14
                 (c) Delinquent between 90 days and 119 days             1.012%              $18,147,651.89
                 (d) Delinquent between 120 days and 149 days            0.780%              $13,982,788.55
                 (e) Delinquent between 150 days and 179 days            0.705%              $12,642,439.93
                 (f) Delinquent 180 days or greater                      0.009%              $   161,358.87
                                                                         ------              --------------
                 (e) Aggregate                                           5.400%              $96,824,266.15
                                                                         ======              ==============

V.  Information regarding Series 2000-B

         1. The amount of Principal Receivables in the Trust
            represented by the Invested Amount of Series 2000-B as of the
            last day of the related Monthly Period ....................................                       $600,000,000.00
                                                                                                              ----------------
         2. The amount of Principal Receivables in the Trust
            represented by the Adjusted Invested Amount of Series 2000-B
            on the last day of the related Monthly Period .............................                       $600,000,000.00
                                                                                                              ----------------

                                                                                           NOTE FACTORS
         3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on
            the last day of the related Monthly Period ................................      1.0000           $480,000,000.00
                                                                                                              ----------------
         4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on
            the last day of the related Monthly Period ................................      1.0000           $ 57,000,000.00
                                                                                                              ----------------
         5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on
            the last day of the related Monthly Period ................................      1.0000           $ 42,000,000.00
                                                                                                              ----------------
         6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance
            on the last day of the related Monthly Period .............................      1.0000           $ 21,000,000.00
                                                                                                              ----------------
         7. The Floating Investor Percentage with respect to the period:

         April 1, 2001 through April 17, 2001 .........................................                                 35.25%
                                                                                                              ----------------
         April 18, 2001 through April 30, 2001 ........................................                                 34.26%
                                                                                                              ----------------
         8. The Fixed Investor Percentage with respect to the period:

         April 1, 2001 through April 17, 2001 .........................................                               N/A
                                                                                                              ----------------
         April 18, 2001 through April 30, 2001 ........................................                               N/A
                                                                                                              ----------------
         9a. The amount of Available Finance Charge Collections on
             deposit in the Collection Account on the related Payment Date ............                       $ 10,189,528.80
                                                                                                              ----------------
         9b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment
             Date pursuant to Section 8.04(a) of the Master Indenture .................                       $  2,331,424.42
                                                                                                              ----------------
         10. The Investor Default Amount for the related Monthly Period ...............                       $  3,964,443.49
                                                                                                              ----------------

         11. The Monthly Servicing Fee for the related Monthly Period .................                       $  1,000,000.00
                                                                                                              ----------------
         12. Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period .......................                                 25.04%
                                                                                                              ----------------
               b. The default rate for the related Monthly Period .....................                                  7.93%
                                                                                                              ----------------
               c. The Net Portfolio Yield for the related
                  Monthly Period ......................................................                                 17.11%
                                                                                                              ----------------
               d. The Base Rate for the related Monthly Period ........................                                  7.62%
                                                                                                              ----------------
               e. The Excess Spread Percentage for the
                  related Monthly Period ..............................................                                  9.49%
                                                                                                              ----------------
               f. The Quarterly Excess Spread Percentage for
                  the related Monthly Period ..........................................                                 10.62%
                                                                                                              ----------------
                     I) Excess Spread Percentage related to      Apr-01                                                  9.49%
                                                                                                              ----------------
                     ii) Excess Spread Percentage related to     Mar-01                                                 13.68%
                                                                                                              ----------------
                     iii) Excess Spread Percentage related to    Feb-01                                                  8.68%
                                                                                                              ----------------
         13. Floating Rate Determinations:

         LIBOR for the Interest Period from April 20 through and
         including May 20, 2001 .......................................................                               5.05000%
                                                                                                              ----------------
         14. Principal Funding Account

               a. The amount on deposit in the Principal Funding
                  Account on the related Payment Date (after taking into
                  consideration deposits and withdraws for the
                  related Payment Date) ...............................................                       $             -
                                                                                                              ----------------
               b. The Accumulation Shortfall with respect to
                  the related Monthly Period ..........................................                       $             -
                                                                                                              ----------------
               c. The Principal Funding Investment Proceeds
                  deposited in the Collection Account to be treated
                  as Available Finance Charge Collections .............................                       $             -
                                                                                                              ----------------
         15. Reserve Account

               a. The amount on deposit in the Reserve Account on
                  the related Payment Date (after taking into
                  consideration deposits and withdraws for the
                  related Payment Date) ...............................................                       $             -
                                                                                                              ----------------
               b. The Reserve Draw Amount for the related Monthly
                  Period deposited into the Collection Account to be
                  treated as Available Finance Charge Collections .....................                       $             -
                                                                                                              ----------------
               c. Interest earnings on the Reserve Account
                  deposited into the Collection Account to be
                  treated as Available Finance Charge Collections .....................                       $             -
                                                                                                              ----------------
         16. Cash Collateral Account

               a. The Required Cash Collateral Account
                  Amount on the related Payment Date ..................................                       $ 10,500,000.00
                                                                                                              ----------------
               b. The Available Cash Collateral Account
                  Amount on the related Payment Date ..................................                       $ 10,500,000.00
                                                                                                              ----------------
         17. Investor Charge-Offs

               a. The aggregate amount of Investor Charge-Offs
                  for the related Monthly Period ......................................                       $             -
                                                                                                              ----------------
               b. The aggregate amount of Investor
                  Charge-Offs reimbursed on the Payment Date ..........................                       $             -
                                                                                                              ----------------
         18. The Monthly Principal Reallocation Amount for the
             related Monthly Period ...................................................                       $             -
                                                                                                              ----------------

                                 Advanta Bank Corp.
                                 as Servicer

                                 By:         /s/ KIRK WEILER
                                 Name:       Kirk Weiler
                                 Title:      VP of Finance/Treasurer

EXHIBIT 21.1


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING APRIL 30, 2001


The information which is required to be prepared with respect to the Payment Date of May 21, 2001, and with respect to the performance of the Trust during the period of April 1, 2001 through April 30, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
            Class A Noteholder .............................................................                $               -
                                                                                                            ------------------
         2. The amount of distribution in respect to principal payment to the
            Class B Noteholder .............................................................                $               -
                                                                                                            ------------------
         3. The amount of distribution in respect to principal payment to the
            Class C Noteholder .............................................................                $               -
                                                                                                            ------------------
         4. The amount of distribution in respect to principal payment to the
            Class D Noteholder .............................................................                $               -
                                                                                                            ------------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly
            Interest .......................................................................                $         4.56389
                                                                                                            ------------------
         2. The amount of distribution in respect to the Class B Monthly
            Interest .......................................................................                $         4.95139
                                                                                                            ------------------
         3. The amount of distribution in respect to the Class C Monthly
            Interest .......................................................................                $         5.59722
                                                                                                            ------------------
         4. The amount of distribution in respect to the Class D Monthly
            Interest .......................................................................                $         7.79306
                                                                                                            ------------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A
            Noteholder .....................................................................                $         4.56389
                                                                                                            ------------------
         2. The total amount of distribution in respect to the Class B
            Noteholder .....................................................................                $         4.95139
                                                                                                            ------------------
         3. The total amount of distribution in respect to the Class C
            Noteholder .....................................................................                $         5.59722
                                                                                                            ------------------
         4. The total amount of distribution in respect to the Class D
            Noteholder .....................................................................                $         7.79306
                                                                                                            ------------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

         1. The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date .................                $  297,407,469.35
                                                                                                            ------------------
         2. The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period preceding
            such Payment Date ..............................................................                $   35,862,988.57
                                                                                                            ------------------
         3. Recoveries for the preceding Monthly Period ....................................                $      586,893.56
                                                                                                            ------------------
         4. The Defaulted Amount for the preceding Monthly Period ..........................                $   11,366,051.27
                                                                                                            ------------------
         5. The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period ......................................                $1,702,202,124.66
                                                                                                            ------------------
         6. The total amount of Principal Receivables in the trust as of the
            last day of the preceding Monthly Period .......................................                $1,757,271,514.58
                                                                                                            ------------------

         7. The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period ...................                $   35,791,287.14
                                                                                                            ------------------
         8. The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period .................                $1,466,818,063.00
                                                                                                            ------------------
         9. The Transferor Interest as of the last day of the preceding Monthly
            Period .........................................................................                $  290,453,451.58
                                                                                                            ------------------
         10. The Transferor Percentage as of the last day of the preceding
             Monthly Period ................................................................                            16.53%
                                                                                                            ------------------
         11. The Required Transferor Percentage ............................................                             7.00%
                                                                                                            ------------------
         12. The monthly principal payment rate for the preceding Monthly Period ...........                           17.472%
                                                                                                            ------------------
         13. The balance in the Excess Funding Account as of the last day of the
             preceding Monthly Period ......................................................                $              -
                                                                                                            ------------------
         14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
             Period preceding such Payment Date:

                                                                                  Percentage                   Aggregate
                                                                                   of Total                     Account
                                                                                  Receivables                   Balance
                                                                                  -----------                   -------
                          (a) Delinquent between 30 days and 59 days                1.753%                  $31,428,086.77
                          (b) Delinquent between 60 days and 89 days                1.141%                  $20,461,940.14
                          (c) Delinquent between 90 days and 119 days               1.012%                  $18,147,651.89
                          (d) Delinquent between 120 days and 149 days              0.780%                  $13,982,788.55
                          (e) Delinquent between 150 days and 179 days              0.705%                  $12,642,439.93
                          (f) Delinquent 180 days or greater                        0.009%                    $ 161,358.87
                                                                                    ------                  --------------
                          (e) Aggregate                                             5.400%                  $96,824,266.15
                                                                                    ======                  ==============

V. Information regarding Series 2000-C

         1. The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2000-C as of the last day of the related
            Monthly Period ..........................................................                       $ 400,000,000.00
                                                                                                            ------------------
         2. The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2000-C on the last day of the
            related Monthly Period ..................................................                       $  400,000,000.00
                                                                                                            ------------------

                                                                                          NOTE FACTORS
         3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on
             the last day of the related Monthly Period .............................       1.0000          $  320,000,000.00
                                                                                                            ------------------
         4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on
             the last day of the related Monthly Period .............................       1.0000          $   38,000,000.00
                                                                                                            ------------------
         5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on
             the last day of the related Monthly Period .............................       1.0000          $   28,000,000.00
                                                                                                            ------------------
         6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance
             on the last day of the related Monthly Period ..........................       1.0000          $   14,000,000.00
                                                                                                            ------------------
         7.  The Floating Investor Percentage with respect to the period:

         April 1, 2001 through April 17, 2001 .......................................                                  23.50%
                                                                                                            ------------------
         April 18, 2001 through April 30, 2001 ......................................                                  22.84%
                                                                                                            ------------------
         8.  The Fixed Investor Percentage with respect to the period:

         April 1, 2001 through April 17, 2001 .......................................                                 N/A
                                                                                                            ------------------
         April 18, 2001 through April 30, 2001 ......................................                                 N/A
                                                                                                            ------------------
         9a.  The amount of Available Finance Charge Collections on
              deposit in the Collection Account on the related Payment Date .........                       $    6,793,023.62
                                                                                                            ------------------
         9b.  The amount of Available Finance Charge Collections
              not on deposit in the Collection Account on the
              related Payment Date pursuant to Section 8.04(a)
              of the Master Indenture ...............................................                       $    1,554,283.93
                                                                                                            ------------------
         10.  The Investor Default Amount for the related Monthly Period ............                       $    2,642,963.74
                                                                                                            ------------------

         11.  The Monthly Servicing Fee for the related Monthly Period ..............                       $      666,666.67
                                                                                                            ------------------
         12.  Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period .....................                                   25.04%
                                                                                                            ------------------
               b. The default rate for the related Monthly Period ...................                                    7.93%
                                                                                                            ------------------
               c. The Net Portfolio Yield for the related Monthly Period ............                                   17.11%
                                                                                                            ------------------
               d.  The Base Rate for the related Monthly Period .....................                                    7.74%
                                                                                                            ------------------
               e.  The Excess Spread Percentage for the related Monthly Period ......                                    9.37%
                                                                                                            ------------------
               f.  The Quarterly Excess Spread Percentage for the
                   related Monthly Period ...........................................                                   10.49%
                                                                                                            ------------------
                     I) Excess Spread Percentage related to           Apr-01                                             9.37%
                                                                                                            ------------------
                     ii) Excess Spread Percentage related to          Mar-01                                            13.55%
                                                                                                            ------------------
                     iii) Excess Spread Percentage related to         Feb-01                                             8.56%
                                                                                                            ------------------
         13.  Floating Rate Determinations:

              LIBOR for the Interest Period from April 20 through
              and including May 20, 2001 ............................................                                 5.05000%
                                                                                                            ------------------
         14.  Principal Funding Account

               a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                   deposits and withdraws for the related Payment Date) .............                       $              -
                                                                                                            ------------------
               b.  The Accumulation Shortfall with respect to the
                   related Monthly Period ...........................................                       $              -
                                                                                                            ------------------
               c.  The Principal Funding Investment Proceeds deposited
                   in the Collection Account to be treated as Available
                   Finance Charge Collections .......................................                       $              -
                                                                                                            ------------------
         15.  Reserve Account

               a.  The amount on deposit in the Reserve Account on the
                   related Payment Date (after taking into consideration
                   deposits and withdraws for the related Payment Date) .............                       $              -
                                                                                                            ------------------
               b.  The Reserve Draw Amount for the related Monthly
                   Period deposited into the Collection Account to be
                   treated as Available Finance Charge Collections ..................                       $              -
                                                                                                            ------------------
               c.  Interest earnings on the Reserve Account deposited
                   into the Collection Account to be treated as Available
                   Finance Charge Collections .......................................                       $              -
                                                                                                            ------------------
         16.  Cash Collateral Account

               a.  The Required Cash Collateral Account Amount
                   on the related Payment Date ......................................                       $    7,000,000.00
                                                                                                            ------------------
               b.  The Available Cash Collateral Account Amount
                   on the related Payment Date ......................................                       $    7,000,000.00
                                                                                                            ------------------
         17.  Investor Charge-Offs

               a.  The aggregate amount of Investor Charge-Offs
                   for the related Monthly Period ...................................                       $              -
                                                                                                            ------------------
               b.  The aggregate amount of Investor Charge-Offs reimbursed
                   on the Payment Date ..............................................                       $              -
                                                                                                            ------------------
         18.  The Monthly Principal Reallocation Amount for the related
              Monthly Period ........................................................                       $              -
                                                                                                            ------------------

                                  Advanta Bank Corp.
                                  as Servicer

                                  By:         /s/ KIRK WEILER
                                  Name:       Kirk Weiler
                                  Title:      VP of Finance/Treasurer